Rodman & Renshaw Annual Global Investment Conference Greg Garrabrants President & Chief Executive Officer September 15, 2010 Exhibit 99.1

Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”). The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act. These
statements may include, but are not limited to,
projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters. Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2009 and its Earnings Report on Form 8-K for the period ended
June 30, 2010. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Key Accomplishments
Common stock currently trading at: 96.9%
3
of book; 5.35x TTM P/E
3
1. Based upon D.A. Davidson & Co. March 31, 2010 California Reports. 2. Assumes pushdown of existing cash of $7M from Holding company to Bank.
3. As of 9/01/10 closing price of $11.87 per share.
21.2% return on equity (FYE 6/10)
29.3% efficiency ratio (FYE 6/10)
5-year asset growth of 18.4% (CAGR)
5-year deposit growth of 21.8% (CAGR)
Third highest ranking on SNL list of top performing thrifts
Bank Tier 1 Capital Ratio 8.79% / Tier 1 Risk-based Capital Ratio 14.56% at 6/30/10;
Pro-forma Tier 1 Capital Ratio of 9.28%
2
/ Tier 1 Risk-based Capital Ratio of 15.38%
2
BofI joins the Russell 3000 index on June 25, 2010
Recent accretive $15 million capital raise
1
2
3
4
5
7
8
9
Highest ROE of any California based bank or thrift in last 12 months
1
6

Corporate Profile
1. Quarter ended June 30, 2010 2. As of 9/01/10 closing price of $11.87 per share
$1.4 billion asset savings and loan
holding company
1
10 years operating history, publicly
traded on NASDAQ(BOFI) since
2005
Headquartered in single branch
location in San Diego, CA
32,000 deposit and loan customers
1
90 employees ($16 million in assets
per employee)
1
Market Capitalization of $121 million
2
Price/Tangible Book Value = 96.9%
2

bankofinternet

The best of the biggest (part 1)

The 100 largest public thrifts by asset size, ranked by financial performance for the 12 months ended March 31, 2010 (1-25)

2009 rank[1]	2008 rank[2]	Company (ticker)	State	Score	Total assets ($M)	Core ROAA (%)	Core ROAE (%)	TBV / share 3-yr CAGR (%)	Efficiency ratio (%)	NPAs +90 / assets (%)	NCOs / avg. loans (%)
1	NR	Malaga Financial Corp. (MLGF)	CA	95.80	829.0	1.22	14.87	7.61	37.95	0.21	-0.01
2	2	Hingham Institution for Savings (HIFS)	MA	90.70	966.4	1.00	14.06	8.37	44.13	1.34	0.08
3	5	BofI Holding Inc. (BOFI)	CA	89.40	1,401.1	1.16	15.87	13.14	32.23	1.21	0.80
4	42	New York Community Bancorp Inc. (NYB)	NY	88.50	42,430.7	1.22	9.56	9.97	35.40	2.40	0.14
8	12	Ocean Shore Holding Co. (OSHC)	NJ	82.70	781.2	0.70	6.62	17.39	63.05	0.33	0.07
9	1	Flushing Financial Corp. (FFIC)	NY	81.10	4,183.1	0.77	9.25	5.76	47.48	2.36	0.39
10	6	Harleysville Savings Financial Corp. (HARL)	PA	79.10	843.1	0.58	9.60	3.54	61.88	0.08	0.07
11	9	Teche Holding Co. (TSH)	LA	76.30	763.6	1.01	10.68	6.35	67.08	1.99	0.36
11	7	TrustCo Bank Corp NY (TRST)	NY	76.30	3,718.8	0.79	11.79	0.62	52.58	1.50	0.48
13	NR	Home Bancorp Inc. (HBCP)[3]	LA	76.20	696.7	1.00	4.13	4.21	67.07	0.38	0.04
14	38	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	75.20	1,067.7	0.64	3.76	1.33	55.47	0.23	0.02
15	29	OceanFirst Financial Corp. (OCFC)	NJ	74.60	2,199.2	0.89	9.98	-0.76	58.60	2.03	0.21
16	18	Northwest Bancshares Inc. (NWBI)	PA	74.20	8,084.6	0.63	5.42	36.90	61.53	1.72	0.53
17	NR	Territorial Bancorp Inc. (TBNK)[4]	HI	74.10	1,408.8	0.83	6.05	-0.72	63.23	0.28	0.07
18	37	Oritani Financial Corp. (MHC) (ORIT)	NJ	73.10	2,054.2	0.71	5.69	1.55	47.37	2.12	0.48
19	43	Beacon Federal Bancorp Inc. (BFED)[5]	NY	72.60	1,073.3	0.55	5.85	2.51	54.20	1.57	0.28
20	39	Rockville Financial Inc. (MHC) (RCKB)	CT	72.00	1,560.4	0.67	6.78	1.76	65.58	1.13	0.15
21	49	NewAlliance Bancshares Inc. (NAL)	CT	71.80	8,500.9	0.65	3.87	3.98	61.07	0.86	0.31
22	51	Brookline Bancorp Inc. (BRKL)	MA	71.10	2,639.1	0.86	4.61	8.42	47.99	1.32	0.30
22	NR	Colonial Bankshares Inc. (MHC) (COBK)	NJ	71.10	567.9	0.52	6.59	-3.77	69.97	0.67	0.04
24	32	LSB Corp. (LSBX)	MA	70.80	806.6	0.54	6.26	2.28	61.07	1.36	0.18
25	23	Capitol Federal Financial (MHC) (CFFN)[6]	KS	70.20	8,485.5	NA	NA	2.64	43.20	0.71	0.05

3 5 BofI Holding, Inc. (BOFI) CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80

Companies that had not filed 10-Qs or 10-Ks for the period ended March 31, 2010, by June 11 were excluded from the rankings.

[1] Twelve months from March 31, 2009, to March 31, 2010

[2] 2008 calendar year

[3] One-year tangible book value/share growth rate was used, since neither three-year nor two-year rate was available.

[4] Median tangible book value/share growth rate of -0.72 was used for Territorial Bancorp Inc., since three-year, two-year, and one-year rates were unavailable.

[5] Two-year tangible book value/share growth rate was used, since three-year rate was not available.

[6] Core ROAA and core ROAE were not available for Capitol Federal Financial, so the median core ROAA and core ROAE for the rest of the companies of 0.36 and 3.00 were used to rank the company.

Note: Financials reported in 10-Qs and 10-Ks were used to compile rankings. When data points were not reported in 10-Qs and 10-Ks, financials filed in call reports were used.

Source: SNL Financial

4 The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size

Primary Business – Deposits
Deposit products
• Deposit base: ~$942M
1
• Full-featured products
• Self-service operations
• Highly efficient operations
(10 CSRs; 28,000
accounts)
• Deposit base: ~$45M
1
• Strong start in first full
year of operations
• One dedicated employee
• Significant expansion
opportunities
1.  As of 09/01/2010

Primary Businesses – Lending
Lending
Single family
Multifamily
Wholesale
banking
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Bank loan
purchase
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense"
underwriting
– Average LTV = 56.3%
• 11 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• Year-to-date origination average
LTV of 55.2% and DSCR of
1.64%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic

Our Business Model is More Profitable
Because Our Costs are Lower
Salaries and benefits
Premises and equipment
1. Bank of Internet USA only for three months ended 6/30/10 - the most recent data on FDIC website “Statistics on Depository Institutions Report.” Excludes BofI Holding,
Inc. to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for three months ended 6/30/10. Total of 421 institutions $1-$10 billion.
0.57
0.12
Other non-interest
expense
0.41
Total non-interest
expense
1.10
Core business margin 2.41
1.31
0.36
1.36
3.03
0.40
Net interest income 3.51 3.43
As % of average assets
BofI
(%)
Banks
$1-$10bn
(%)
1
2

Our Efficiency Ratio Consistently is One
of the Industry's Lowest
Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
1. Reported by FDIC – 421 commercial banks with $1-$10 billion in assets for the quarter ended 6/30/10.
Source: FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.
62.58
31.39
29.21
30.63
24.02
0
20
40
60
80
(%)
Banks¹
Q4 ‘10 Q3 ‘10 Q2 ’10 Q1 ’10
One of the lowest
rates in the
industry

Best in Class Asset Quality
0.85
0.44
0
1
2
3
(%)
BofI¹
Bank $1-10bn²
2.80
0.62
0
1
2
3
(%)
BofI¹
Bank $1-10bn²
1. Bank of Internet USA only at 6/30/10 (excludes BofI Holding, Inc. to compare to FDIC data). 2. Commercial banks by asset size. FDIC reported at 6/30/10. Total of 421 institutions $1-$10 billion.
Assets 30-89 days delinquent Assets in non-accrual

Mortgage Loan Portfolio – Years Seasoned
and Loan-to-Value
6/30/10
Single Family
Multifamily
Commercial
Home Equity
58
52
52
53
0 20 40 60
Percent
1. Based on current loan balance and collateral value at origination or purchase.
Weighted-average number of years since origination
Weighted-average loan-to-value¹

Loan Diversity – June 30, 2010
Loan Portfolio
1
100% = $789 mm
1.  Gross loans before premiums, discounts and allowances
33
3
47
4
13
Multifamily
SF residential
Home equity
Commercial
Consumer and other

12 Deposits – June 30, 2010 Deposits (100% = $968 mm) 21 35 7 37 Time Deposits <$100K Savings Time Deposits >$100K Demand

13 Recent Marketing Campaign

bankofinternet

Programs that make your business grow.
FHA
• Owner Occupied Only
• SFR, PUD and Condos
Conventional
• High Balance Conforming loans available
• Owner Occupied, second home and Investment OK
• SFR, PUD and Condos
• Traditional Conventional products
Portfolio Jumbo Products
• SFR and PUDs only
• Common sense underwriting
We Bofi!
SOLD
bankofinternet
Jeannete Lizarraga
Retail Loan Officer
619.246.8946

Your Super Jumbo Lender
bankofinternet
Serving California
• High LTV jumbo financing available with pledged assets in lieu of down payment
• Loans up to 3.5 million
• No Prepayment Penalty Available
• Quick Closings
• Aggressive Rates
• Direct Portfolio Lender
• Headquartered in Del Mar, California
• Ranked 7th highest Company on Bloomberg's Strength index for San Diego
Nicole Thomsen
Jumbo Mortgage Consultant
Toll Free 888.238.7280
fax 858.350.0976

Customized Mortgage and Banking Products
for the Broker Dealer and Financial Advisor Community.
bofiadvisor
Bonus!
90 Day 3.01% APY*
on Select Checking, Select Savings and Select Money Market Savings
Bank Products
• High Interest Rates
• Daily Compounding Interest
• FDIC Insured
Mortgage Products
• Certified Mortgage Advisor Program
• Concierge Referral Program
• Great Rates and Programs
• Nationwide Lending
• Residential and Multifamily Loans
FDIC

Who Says Banks Aren't Lending?
Your Portfolio Multifamily Lender
apartmentbank

14 Marketing Campaigns

15 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential

Experienced Management Team
Bios (I)
Greg Garrabrants
President and CEO
Andrew Micheletti
EVP & Chief Financial Officer
Background:
• 15+ years Finance /
Consulting
• 2+ years with B of I
• MBA, J.D., CFA
• Age: 38
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 15+ years Finance /
Consulting
• 2+ years with B of I
• MBA, J.D., CFA
• Age: 38
Previous experience:
• McKinsey & Co
• Major Savings Bank
• Goldman Sachs
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• 9+ years with B of I
• CPA, BS Accounting
• Age: 52
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche
Background:
• 25+ years Financial
Services
• 9+ years with B of I
• CPA, BS Accounting
• Age: 52
Previous experience:
• LPL Financial; CFO
• Telespectrum
• Imperial Savings
• Deloitte & Touche
Thomas Constantine
EVP & Chief Credit Officer
Background:
• 23+ years Banking and
Financial Services
• BA, Business Economics
Previous experience:
• Office Of Thrift
Supervision (OTS)
• George Elkins Mortgage
• First Bank of Beverly Hills
Background:
• 23+ years Banking and
Financial Services
• BA, Business Economics
Previous experience:
• Office Of Thrift
Supervision (OTS)
• George Elkins Mortgage
• First Bank of Beverly Hills

Experienced Management Team
Adriaan van Zyl
EVP & Chief Operating Officer
Background:
• 25+ years Financial
Services
• MBA, B Com
Accounting
Previous experience:
• Barclays Bank
• NedBank
• ADB Bank
Background:
• 25+ years Financial
Services
• MBA, B Com
Accounting
Previous experience:
• Barclays Bank
• NedBank
• ADB Bank
Bios (II)
Jan Durrans
SVP, Deposit Operations
Morgan Ferris
SVP, Multifamily Lending
Background:
• 25+ years Banking and
Financial Services
Previous experience:
• Major Savings Bank
• National Australia Bank
Background:
• 25+ years Banking and
Financial Services
Previous experience:
• Major Savings Bank
• National Australia Bank
Background:
• 17+ years Financial
Services
• MBA
Previous experience:
• Washington Mutual
• Marcus & Millichap
• Commercial Capital
Background:
• 17+ years Financial
Services
• MBA
Previous experience:
• Washington Mutual
• Marcus & Millichap
• Commercial Capital

Experienced Management Team
Bios (III)
Jeffery Hurtik
SVP, Chief Information Officer
Jason Kenoyer
SVP,  Wholesale Banking Division
Kristi Procopio
SVP, Chief Marketing Officer
Background:
• 20+ years Financial
Services
• BA Economics
Previous experience:
• Imperial Capital Bank
• Prosum Consulting
• Perot Systems
Background:
• 20+ years Financial
Services
• BA Economics
Previous experience:
• Imperial Capital Bank
• Prosum Consulting
• Perot Systems
Background:
• 10+ years Financial
Services
• BA Finance
Previous experience:
• Major Savings Bank
• Guilani & Co.
Background:
• 10+ years Financial
Services
• BA Finance
Previous experience:
• Major Savings Bank
• Guilani & Co.
Background:
• 15+ years Financial
Services
Previous experience:
• Imperial Capital Bank
• Property Sciences /
Commercial Lender
Magazine
Background:
• 15+ years Financial
Services
Previous experience:
• Imperial Capital Bank
• Property Sciences /
Commercial Lender
Magazine